Exhibit 99.1

MOVE, INC. REPORTS FOURTH QUARTER 2013 FINANCIAL RESULTS:

14% Year-Over-Year Annual Revenue Growth;

Seventh Straight Quarter of Year-Over-Year Revenue Growth

SAN JOSE, Calif., February 13, 2014 - Move, Inc. (NASDAQ: MOVE), the leader in online real estate, today reported financial results for the fourth quarter ended December 31, 2013.

Fourth Quarter 2013 Highlights

•                  Q4 Revenue increased 7% year-over-year to $56.5 million

•                  Consumer Advertising revenue increased 6% year-over-year to $43.5 million

•                  Software and Services revenue increased 12% year-over-year to $12.9 million

•                  Non-GAAP Adjusted EBITDA was $7.7 million

•                  Average monthly unique users of Move’s web and mobile sites grew 13% year-over-year to 23.9 million in the fourth quarter

“Our achievements in 2013, including technology integrations, new content offerings and strategic acquisitions, have laid the foundation to make 2014 what we believe will be a groundbreaking year—for delivering outstanding performance and reaching new heights of innovation for our industry clients, buyers and sellers,” said Steve Berkowitz, CEO of Move.  “Leveraging our comprehensive consumer experience, deep industry ties and unparalleled quality of data content enables us to provide the most superior and trustworthy customer experience for REALTORS® and consumers alike.”

Fourth Quarter 2013 Financial Results

Revenue for the quarter was $56.5 million, an increase of $3.7 million, or 7%, from $52.7 million in the fourth quarter of 2012.  Revenue from Consumer Advertising products increased 6% to $43.5 million in the fourth quarter of 2013 compared to the same period in 2012.  Revenue from Software and Services products increased 12% to $12.9 million compared to the fourth quarter of 2012.

Non-GAAP Adjusted EBITDA (“Adjusted EBITDA”) was $7.7 million in the fourth quarter of 2013 compared to $7.8 million in the fourth quarter of 2012.  As a percentage of revenue, Adjusted EBITDA was 14% in the fourth quarter of 2013.  Non-GAAP Earnings Per Share was $0.11 per diluted share in the fourth quarter of 2013 compared to $0.13 per diluted share in the fourth quarter of 2012.  Move has reported Adjusted EBITDA and Non-GAAP Earnings Per Share because management uses it to monitor and assess the Company’s performance and believes it is helpful to investors in understanding the Company’s business.

10 Almaden Blvd #800 • San Jose, CA 95113 • (408) 558-7100

MOVE, INC. REPORTS FOURTH QUARTER 2013 RESULTS	Page 2

Cash provided by operating activities was $11.9 million and $10.3 million for the quarters ended December 31, 2013 and 2012, respectively.

Operating and Business Results

•                  Move started 2014 ringing the opening bell at NASDAQ after an exciting fourth quarter where it:

o                                        Acquired FiveStreet, Inc., which provides a lead consolidation and response tool for agents, agent-teams and brokerages;

o                                        Expanded its longstanding business relationship with Bankrate with a multi-year extension of their alliance and expansion of mortgage content across Move brands;

o                                        Grew its technology efficiencies and outputs, as well as increased its media share of voice by over 10 times (as compared with last year); and

o                                        Provided REALTORS® with webinars focused on optimizing and growing their businesses with Move solutions.

•                  In the fourth quarter of 2013, realtor.com® made great strides in for its brand, customers and consumers as it expanded content, as well as new features, on its website and mobile apps.  Among its accomplishments, realtor.com®:

o                                        Enhanced its rentals app to offer location-based listing notifications and iOS 7 AirDrop sharing;

o                                        Significantly grew the number of new homes and rentals listings available on realtor.com®;

o                                        Became an official and category exclusive sponsor of the San Jose Sharks for the 2013-14 NHL season;

o                                        Expanded REALTOR® profiles through SocialBiosTM, the profile management platform that connects agents with consumers; and

o                                        Realtor.com® international was honored with a Global Achievement Award from the National Association of REALTORS®.

•                  In the last quarter of 2013, ListHubTM expanded its reach to Houston Association of REALTORS® and now provides services to their 26,000 members; and

•                  Move grew average monthly unique users 13% year-over-year during the fourth quarter of 2013, to 23.9 million, up from 21.2 million in the fourth quarter of 2012.

Business Outlook

For the quarter ending March 31, 2014, Move expects revenue of approximately $58 million and expects to report Adjusted EBITDA of approximately $5 million.

10 Almaden Blvd #800 • San Jose, CA 95113 • (408) 558-7100

MOVE, INC. REPORTS FOURTH QUARTER 2013 RESULTS	Page 3

For the year ending December 31, 2014, Move expects revenue of $254—$258 million and expects to report Adjusted EBITDA of approximately $30 million.

Conference Call

As previously announced, Move will host a conference call, which will be broadcast live over the Internet today, Thursday, February 13, 2014 at 1:30 p.m. Pacific Standard Time (4:30 p.m. Eastern Standard Time).  To access the call, please dial (877) 870-4263, or outside the U.S. (412) 317-0790, five minutes prior to 1:30 p.m. Pacific Standard Time.  A live webcast of the call will also be available at http://investor.move.com under the Events & Presentations menu.

An audio replay will be available between 2:30 p.m. Pacific Standard Time February 13, 2014 and 6:00 a.m. Pacific Standard Time February 21, 2014, by calling (877) 344-7529 or (412) 317-0088, with Conference ID 10039382.  An audio archive of the call will also be available at http://investor.move.com.

Use of Non-GAAP Financial Measures—Adjusted EBITDA and Non-GAAP Earnings Per Share

To supplement its consolidated financial statements presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Move uses a non-GAAP measure of net income excluding net interest expense, income tax expense and certain other noncash and nonrecurring items, principally depreciation, amortization and stock-based compensation and charges, which is referred to as Adjusted EBITDA.  Move also uses a non-GAAP measure of net income applicable to common shareholders excluding convertible preferred stock dividends and related accretion, stock-based compensation and charges, amortization of intangible assets, and amortization of debt discount and issuance costs, on a per share basis, which is referred to as Non-GAAP Earnings Per Share.  Additionally, the Company has presented a non-GAAP table of Financial Data for the three- and twelve-month periods ended December 31, 2013 and 2012 that extracts stock-based compensation and charges. A reconciliation of these non-GAAP measures to GAAP is provided in the attached tables.  These non-GAAP adjustments are provided to enhance the user’s overall understanding of Move’s current financial performance and its prospects for the future and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP.  These non-GAAP measures are the primary basis management uses for planning and forecasting its future operations.  Move believes these non-GAAP results provide useful information to both management and investors by excluding certain expenses that it believes are not indicative of its core operating results and provide a more consistent basis for comparison between quarters and should be carefully evaluated.  Move, Inc. has reported Adjusted EBITDA and Non-GAAP Earnings Per Share because management uses it to monitor and assess the Company’s performance and believes it is helpful to investors in understanding the Company’s business.

10 Almaden Blvd #800 • San Jose, CA 95113 • (408) 558-7100

MOVE, INC. REPORTS FOURTH QUARTER 2013 RESULTS	Page 4

Unique Users

Move calculates total average monthly unique users across its network of websites and mobile apps as follows:  We count a unique user the first time an individual accesses one of our mobile applications using a mobile device during a calendar month and the first time an individual accesses one of our websites using a web browser during a calendar month.  If an individual accesses our mobile applications using different mobile devices within a given calendar month, the first instance of access by each such mobile device is counted as a separate unique user.  If an individual accesses our websites using different web browsers within a calendar month, the first instance of access by each such web browser is counted as a separate unique user.  If an individual accesses more than one of our websites from the same web browser in a calendar month, the first instance of access to each website is counted as a separate unique user.  We measure unique users to our mobile apps using Omniture.  We primarily measure unique users to our network of websites using Omniture.  We use Google Analytics to measure unique users to certain websites that amount to less than 5% of our total unique user metric.  Prior to the first quarter of 2013, we reported unique users using comScore measurements, rather than internal calculations.

Forward-Looking Statements

This press release may contain forward-looking statements, including information about management’s view of Move’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Move, its subsidiaries, divisions and concepts to be materially different than those expressed or implied in such statements.  These risk factors and others are included from time to time in documents Move files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks.  Other unknown or unpredictable factors also could have material adverse effects on Move’s future results.  The forward-looking statements included in this press release are made only as of the date hereof.  Move cannot guarantee future results, levels of activity, performance or achievements.  Accordingly, you should not place undue reliance on these forward-looking statements.  Finally, Move expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

10 Almaden Blvd #800 • San Jose, CA 95113 • (408) 558-7100

MOVE, INC. REPORTS FOURTH QUARTER 2013 RESULTS	Page 5

ABOUT MOVE, INC.

Move, Inc. (NASDAQ:MOVE), the leader in online real estate, operates:  realtor.com®, the official website of the National Association of REALTORS®; Move.com, a leading destination for new homes and rental listings, moving, home and garden, and home finance; ListHubTM, the leading syndicator of real estate listings; Moving.comTM; SeniorHousingNetTM; SocialBiosTM; Doorsteps®; TigerLead®; Top Producer® Systems and FiveStreetTM.  Move, Inc. is based in San Jose, California.

SOURCE Move, Inc.

Investor Relations Contact:

Jessica Thorsheim, CFA

Jessica.Thorsheim@move.com

408-558-7149

Media Contact:

Alison Schwartz

Alison.Schwartz@move.com

415-254-1355

10 Almaden Blvd #800 • San Jose, CA 95113 • (408) 558-7100

MOVE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)
Revenue	$56,480	$52,737	$227,033	$199,233

Costs and operating expenses:
Cost of revenue(1)(2)	11,465	10,432	45,868	37,421
Sales and marketing(1)(2)	22,393	19,564	90,012	75,089
Product and web site development(1)	9,566	9,738	38,889	37,341
General and administrative(1)	11,550	10,846	47,282	42,360
Amortization of intangible assets	1,249	981	4,421	2,275
Total costs and operating expenses	56,223	51,561	226,472	194,486
Operating income	257	1,176	561	4,747

Interest expense, net	(1,615)	(6)	(2,559)	(6)
Earnings of unconsolidated joint venture	705	482	2,355	1,192
Other income, net	197	158	116	89
(Loss) income before income taxes	(456)	1,810	473	6,022

Income tax (benefit) expense	(526)	222	(101)	397

Net income	70	1,588	574	5,625

Convertible preferred stock dividend and related accretion	–	–	–	(942)
Net income applicable to common stockholders	$70	$1,588	$574	$4,683

Basic net income per share applicable to common stockholders	$0.00	$0.04	$0.01	$0.12

Diluted net income per share applicable to common stockholders	$0.00	$0.04	$0.01	$0.12

Shares used to calculate net income per share applicable to common stockholders:
Basic	38,714	38,834	39,089	38,705

Diluted	41,741	39,800	41,236	39,721

(1) Includes stock-based compensation and charges as follows:

Cost of revenue	$79	$75	$340	$268
Sales and marketing	633	408	2,379	1,962
Product and web site development	669	526	2,719	1,938
General and administrative	1,066	1,407	5,250	4,104
	$2,447	$2,416	$10,688	$8,272

(2)  Effective October 1, 2013, the Company elected to change the presentation of certain lead acquisition costs and to reclassify these costs from “Cost of revenue” to “Sales and marketing” within its Consolidated Statements of Operations in order to be more consistent with certain of its peers and to combine all traffic acquisition costs that are not considered directly related to the fulfillment of products into “Sales and marketing.”  This had the effect of decreasing “Cost of revenue” and increasing “Sales and marketing” expense by $4.0 million, or 2% of revenue, for the year ended December 31, 2012.  For the quarter ended December 31, 2012, the amount reclassified was $1.5 million, or 3% of revenue.

MOVE, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$118,679	$27,122
Accounts receivable, net	11,760	11,759
Other current assets	8,203	7,215
Total current assets	138,642	46,096

Property and equipment, net	23,960	21,975
Investment in unconsolidated joint venture	4,596	4,924
Goodwill, net	41,630	38,560
Intangible assets, net	24,403	24,444
Other assets	3,558	870
Total assets	$236,789	$136,869

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,912	$4,741
Accrued expenses	26,929	20,512
Deferred revenue	7,783	8,520
Total current liabilities	40,624	33,773

Convertible senior notes	82,459	–
Other noncurrent liabilities	4,876	5,086
Total liabilities	127,959	38,859

Stockholders’ equity:
Series A convertible preferred stock	–	–
Common stock	39	39
Additional paid-in capital	2,142,516	2,132,189
Accumulated other comprehensive income	138	219
Accumulated deficit	(2,033,863)	(2,034,437)
Total stockholders’ equity	108,830	98,010
Total liabilities and stockholders’ equity	$236,789	$136,869

MOVE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Twelve Months Ended December 31,
	2013	2012

Cash flows from operating activities:
Net income	$574	$5,625
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	10,505	9,551
Amortization of intangible assets	4,421	2,275
Amortization of debt discount and issuance costs	1,491	–
Provision for doubtful accounts	619	528
Stock-based compensation and charges	10,688	8,272
Loss on sales and disposals of assets	–	61
Earnings of unconsolidated joint venture	(2,355)	(1,192)
Return on investment in unconsolidated joint venture	2,102	1,192
Other noncash items	21	(74)
Changes in operating assets and liabilities:
Accounts receivable	(606)	(422)
Other assets	(833)	(328)
Accounts payable and accrued expenses	6,669	5,047
Deferred revenue	(614)	(1,435)
Net cash provided by operating activities	32,682	29,100

Cash flows from investing activities:
Purchases of property and equipment	(12,586)	(11,025)
Acquisitions, net of cash acquired	(5,930)	(31,725)
Return of investment in unconsolidated joint venture	582	787
Other investing activities	(250)	9
Net cash used in investing activities	(18,184)	(41,954)

Cash flows from financing activities:
Principal payments on loan payable	(1,019)	(111)
Proceeds from borrowings on convertible senior notes, net of issuance costs	96,606	–
Redemption of convertible preferred stock	–	(49,044)
Payment of dividends on convertible preferred stock	–	(882)
Proceeds from exercise of stock options	10,056	3,108
Tax payments related to net share settlements of equity awards	(2,574)	(605)
Repurchases of common stock	(26,010)	(69)
Net cash provided by (used in) financing activities	77,059	(47,603)

Change in cash and cash equivalents	91,557	(60,457)

Cash and cash equivalents, beginning of period	27,122	87,579

Cash and cash equivalents, end of period	$118,679	$27,122

MOVE, INC.

REVENUE BY TYPE

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)

Revenue
Consumer advertising	$43,542	$41,156	$175,890	$161,817
Software and services	12,938	11,581	51,143	37,416
Total revenue	$56,480	$52,737	$227,033	$199,233

Percentage of revenue
Consumer advertising	77%	78%	77%	81%
Software and services	23%	22%	23%	19%
Total	100%	100%	100%	100%

MOVE, INC.

RECONCILIATION OF NET INCOME TO NON-GAAP ADJUSTED EBITDA

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)

Net income	$70	$1,588	$574	$5,625

Plus:
Stock-based compensation and charges	2,447	2,416	10,688	8,272
Depreciation and amortization of property and equipment	2,825	2,356	10,505	9,551
Amortization of intangible assets, including unconsolidated joint venture	1,249	1,178	4,421	3,064
Interest expense, net	1,615	6	2,559	6
Income tax (benefit) expense	(526)	222	(101)	397
Non-GAAP Adjusted EBITDA	$7,680	$7,766	$28,646	$26,915

MOVE, INC.

RECONCILIATION OF EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE

(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)

Net income applicable to common stockholders	$70	$1,588	$574	$4,683

Plus:
Convertible preferred stock dividend and related accretion	–	–	–	942
Stock-based compensation and charges	2,447	2,416	10,688	8,272
Amortization of intangible assets, including unconsolidated joint venture	1,249	1,178	4,421	3,064
Amortization of debt discount and issuance costs	975	–	1,491	–
Non-GAAP net income applicable to common stockholders	$4,741	$5,182	$17,174	$16,961

Basic earnings per share	$0.00	$0.04	$0.01	$0.12

Diluted earnings per share	$0.00	$0.04	$0.01	$0.12

Non-GAAP basic earnings per share	$0.12	$0.13	$0.44	$0.44

Non-GAAP diluted earnings per share	$0.11	$0.13	$0.42	$0.43

Shares used to calculate earnings per share:

Basic	38,714	38,834	39,089	38,705

Diluted	41,741	39,800	41,236	39,721

MOVE, INC.

OPERATING RESULTS NET OF STOCK-BASED COMPENSATION AND CHARGES

(in thousands)

	Three Months Ended			Three Months Ended
	December 31, 2013			December 31, 2012
	(unaudited)			(unaudited)
	As Reported	Stock-based Compensation and Charges	Excluding Stock-based Compensation and Charges	As Reported	Stock-based Compensation and Charges	Excluding Stock-based Compensation and Charges
Revenue	$56,480	$–	$56,480	$52,737	$–	$52,737

Costs and operating expenses:
Cost of revenue	11,465	(79)	11,386	10,432	(75)	10,357
Sales and marketing	22,393	(633)	21,760	19,564	(408)	19,156
Product and web site development	9,566	(669)	8,897	9,738	(526)	9,212
General and administrative	11,550	(1,066)	10,484	10,846	(1,407)	9,439
Amortization of intangible assets	1,249	–	1,249	981	–	981
Total costs and operating expenses	56,223	(2,447)	53,776	51,561	(2,416)	49,145

Operating income	$257	$2,447	$2,704	$1,176	$2,416	$3,592

	Twelve Months Ended			Twelve Months Ended
	December 31, 2013			December 31, 2012
	(unaudited)			(unaudited)
	As Reported	Stock-based Compensation and Charges	Excluding Stock-based Compensation and Charges	As Reported	Stock-based Compensation and Charges	Excluding Stock-based Compensation and Charges
Revenue	$227,033	$–	$227,033	$199,233	$–	$199,233

Costs and operating expenses:
Cost of revenue	45,868	(340)	45,528	37,421	(268)	37,153
Sales and marketing	90,012	(2,379)	87,633	75,089	(1,962)	73,127
Product and web site development	38,889	(2,719)	36,170	37,341	(1,938)	35,403
General and administrative	47,282	(5,250)	42,032	42,360	(4,104)	38,256
Amortization of intangible assets	4,421	–	4,421	2,275	–	2,275
Total costs and operating expenses	226,472	(10,688)	215,784	194,486	(8,272)	186,214

Operating income	$561	$10,688	$11,249	$4,747	$8,272	$13,019

MOVE, INC.

AVERAGE MONTHLY UNIQUE USERS

(in thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2013	2012	% Change	2013	2012	% Change
	(unaudited)			(unaudited)

Unique users	23,942	21,249	13%	27,110	23,604	15%